EXHIBIT 23.01
                                                                   -------------






                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-88513, No. 333-39016, No. 333-75230 and No.
333-89886) of DSL.net, Inc. of our reports dated February 14, 2003, except for
Note 16 as to which the date is March 26, 2003, relating to the financial statements, which appear in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Stamford, CT
March 28, 2003